                                                           CIM
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                           HIGH YIELD SECURITIES









                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 1999



This report is sent to
shareholders of CIM High Yield
Securities for their information.
It is not a Prospectus, circular or
representation intended for use in
the purchase or sale of shares of
the Fund or of any securities
mentioned in the report.


CIM 3192 8/99

[INVESCO LOGO]


          CIM HIGH YIELD SECURITIES -- SEMI-ANNUAL REVIEW AND OUTLOOK

     The total return for CIM High Yield Securities (the "Fund") was 4.48% based on the net asset value after Fund expenses for the six months ended June 30, 1999. The Fund outperformed its benchmark, the Credit Suisse First Boston High Yield Index, which had a total return of 2.63% for the same period. Relative to other, less risky fixed income asset classes, high yield securities outperformed both investment grade corporate securities and 10 year Treasury securities, which returned (2.26)% and (6.47)%, respectively for the same period. However, please remember that past performance is not indicative of future results.

     The high yield market exhibited a Jekyll and Hyde personality during the first six months of the year. It performed well in the first quarter, as it recovered from last year's emerging market related bear market, but gave up as much of the gains in the second quarter on concerns of rising U.S. interest rates. Much of the poor performance in the second quarter occurred in June as investors grew anxious about interest rate hikes by the Federal Reserve Board
(Fed). The Fed did raise the federal funds rate by 0.25% at the end of June. Investors also exhibited a higher sensitivity to credit fundamentals. Aggregate default levels of high yield securities have risen over the last six months and are now above long term historic levels. Trading in the high yield market reflected this increased risk as bonds with strong credit characteristics were in great demand. Conversely bonds that had any hint of credit uncertainty required much higher risk premiums before investors showed any interest.

     In our last report we reflected that we were cautiously positive that the higher yield market would outperform other fixed income sectors, but volatility would remain high especially relative to other less-risky asset classes. This view has not changed and in the very short term the high yield market may become more difficult for reasons related to Y2K. Companies are rushing to get all the required financing completed before the fourth quarter of 1999 due to the fear that Y2K related events will disrupt the credit markets. This potential deluge of supply and a Federal Reserve Board that is biased towards raising rates will increase uncertainty. However, we view this as short term in nature and an opportunity to selectively buy companies with strong credit fundamentals. Given the strength of the U.S. economy, the Fed will likely raise rates again. However, other than a short-term blip, we do not expect inflation to be materially stronger than current levels. This will likely limit the amount of Fed rate increases to a total of 0.50%. In this scenario the economy will slow but not plummet into a recession, an environment ideal for high yield bonds.



                                          INVESCO (NY), Inc.

August 6, 1999

CIM HIGH YIELD SECURITIES
STATEMENT OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)

PRINCIPAL                                                                     VALUE
  AMOUNT                                                                    (NOTE 1)
---------                                                                  -----------
CORPORATE BONDS AND NOTES -- 121.8%
             TELECOMMUNICATION -- 20.6%
$1,600,000   Crown Castle International Corp., 0/10.375%, 05/15/11**.....  $   936,000
   750,000   Hyperion Telecommunications, Inc., Sr. Discount Notes,
               0/13.000%, 04/15/03**.....................................      616,875
 1,000,000   Intermedia Communication, 9.500%, 03/01/09..................    1,261,000
 1,000,000   Level 3 Communications, 9.125%, 05/01/08....................      987,500
   700,000   MGC Communications, Inc., Sr. Notes, 13.000%, 10/01/04......      644,000
   500,000   Omnipoint Corp., Sr. Notes, 11.625%, 08/15/06...............      517,500
 1,000,000   PSINet, Inc., Sr. Notes, 10.000%, 02/15/05..................    1,002,500
 1,000,000   Primus Telecom Group, 11.750%, 08/01/04.....................    1,015,000
 1,000,000   Source Media, 12.000%, 11/01/04.............................      797,500
   500,000   Tele1 Europe BV Units, 13.000%, 05/15/09***.................      521,250
                                                                           -----------
                                                                             8,299,125
                                                                           -----------
             BUILDING AND DEVELOPMENT -- 9.5%
 1,250,000   American Plumbing & Mechanics, 11.625%, 10/15/08***.........    1,206,250
 1,000,000   Atrium Companies, Inc., 10.500%, 05/01/09***................      985,000
   950,000   Desa International, 9.875%, 12/15/07+.......................      731,500
   900,000   Prison Realty Trust, Inc., 12.000%, 06/01/06................      900,000
                                                                           -----------
                                                                             3,822,750
                                                                           -----------
             CABLE T.V. -- 8.7%
 1,050,000   Charter Communication Holdings LLC, 11.250%, 03/15/06***....    1,010,625
 1,250,000   Galaxy Telecommunication L.P., Sr. Sub. Notes, 12.375%,
               10/01/05..................................................    1,385,938
 1,000,000   Intermedia Capital Partners, Sr. Notes, 11.250%, 08/01/06...    1,110,000
                                                                           -----------
                                                                             3,506,563
                                                                           -----------
             OIL AND GAS -- 8.1%
 1,000,000   Continental Resources, 10.250%, 08/01/08....................      750,000
   750,000   Costilla Energy, Inc., Sr. Notes, 10.250%, 10/01/06+........      225,000
   500,000   Ocean Energy, Inc., Sr. Sub. Notes, 10.375%, 10/15/05.......      527,500
   500,000   Pride International, Inc., 10.000%, 06/01/09................      511,250
   500,000   R & B Falcon Corp., 12.250%, 03/15/06***....................      511,875
   750,000   Vintage Petroleum, Inc., Sr. Sub. Notes, 9.000%, 12/15/05...      742,500
                                                                           -----------
                                                                             3,268,125
                                                                           -----------
             HOTELS AND CASINOS -- 7.8%
   500,000   Circus Circus Enterprise, 9.250%, 12/01/05..................      508,750
   700,000   Florida Panther Holdings, 9.875%, 04/15/09..................      672,000
 1,500,000   Hollywood Casino Corp., Sr. Sub. Notes, 11.250%,
               05/01/07***...............................................    1,507,500
   500,000   Park Place Entertainment, 7.875%, 12/15/05..................      476,250
                                                                           -----------
                                                                             3,164,500
                                                                           -----------
             LEISURE -- 6.2%
 1,000,000   Polaroid Corp., Sr. Sub. Notes, 11.500%, 02/15/06...........    1,050,000
 1,000,000   Premier Parks, Inc., 9.750%, 06/15/07.......................    1,015,000
   500,000   Riddell Sports, Inc., Sr. Notes, 10.500%, 07/15/07..........      455,000
                                                                           -----------
                                                                             2,520,000
                                                                           -----------

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)


PRINCIPAL                                                                     VALUE
  AMOUNT                                                                    (NOTE 1)
---------                                                                  -----------

CORPORATE BONDS AND NOTES -- (CONTINUED)
             BROADCAST/RADIO/T.V. -- 5.8%
$  300,000   Chancellor Media Corp., 9.000%, 10/01/08....................  $   306,750
 1,000,000   LIN Television Corp., Sr. Sub. Notes, 8.375%, 03/01/08......      962,500
   976,000   SFX Broadcasting, Inc., Sr. Sub. Notes, 10.750%, 05/15/06...    1,077,260
                                                                           -----------
                                                                             2,346,510
                                                                           -----------
             ELECTRONICS -- 5.4%
   650,000   Amkor Technologies, Inc., 10.500%, 05/01/09***..............      624,000
   675,000   Fairchild Semiconductor, 10.375%, 10/01/07***...............      669,938
 1,000,000   Viasystems, Inc., 9.750%, 06/01/07..........................      877,500
                                                                           -----------
                                                                             2,171,438
                                                                           -----------
             FOOD PRODUCTS -- 5.1%
 1,000,000   International Home Foods, Inc., Sr. Sub. Notes, 10.375%,
               11/01/06..................................................    1,081,250
 1,000,000   Vlasic Foods International, Inc., 10.250%, 07/01/09***......      987,500
                                                                           -----------
                                                                             2,068,750
                                                                           -----------
             CHEMICALS AND PLASTICS -- 5.1%
 1,000,000   Lyondell Chemical Co., 10.875%, 05/01/09***.................    1,042,500
 1,000,000   ZSC Specialty Chemical PLC, 11.000%, 07/01/09***............    1,010,000
                                                                           -----------
                                                                             2,052,500
                                                                           -----------
             APPAREL/TEXTILES -- 4.7%
 1,000,000   CMI Industries, 9.500%, 10/01/03............................      952,500
   950,000   Pillowtex Corp., 10.000%, 11/15/06..........................      961,875
                                                                           -----------
                                                                             1,914,375
                                                                           -----------
             BUSINESS EQUIPMENT AND SERVICES -- 4.7%
 1,000,000   Unisys Corp., Sr. Notes, 12.000%, 04/15/03..................    1,092,500
   820,000   United Stationers Supply, 8.375%, 04/15/08..................      789,250
                                                                           -----------
                                                                             1,881,750
                                                                           -----------
             AUTOMOTIVE -- 4.1%
   750,000   American Axle & Manufacturing, Inc., 9.750%, 03/01/09.......      751,875
 1,000,000   Safety Components, Sr. Sub. Notes, 10.125%, 07/15/07........      900,000
                                                                           -----------
                                                                             1,651,875
                                                                           -----------
             MANUFACTURING DIVERSIFIED -- 3.3%
   700,000   Fairfield Manufacturing Co., Inc., 9.625%, 10/15/08***......      699,125
   650,000   Park Ohio Industries, Inc., 9.250%, 12/01/07***.............      645,125
                                                                           -----------
                                                                             1,344,250
                                                                           -----------
             CONGLOMERATES -- 2.9%
 1,250,000   Fisher Scientific International, Inc., Sr. Sub. Notes,
               9.000%, 02/01/08..........................................    1,187,500
                                                                           -----------
             PACKAGING AND CONTAINERS -- 2.5%
 1,000,000   Stone Container Corp., Sr. Sub. Notes, 12.250%, 04/01/02....    1,003,750
                                                                           -----------
             AEROSPACE -- 2.4%
 1,000,000   Fairchild Corp., 10.750%, 04/15/09***.......................      985,000
                                                                           -----------

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)


PRINCIPAL                                                                     VALUE
  AMOUNT                                                                    (NOTE 1)
---------                                                                  -----------

CORPORATE BONDS AND NOTES -- (CONTINUED)
             OTHER RETAILERS -- 2.4%
$1,000,000   Ames Department Stores, 10.000%, 04/15/06***................  $   980,000
                                                                           -----------
             FINANCIAL INTERMEDIARIES -- 2.3%
   900,000   AmeriCredit Corp., 9.875%, 04/15/06***......................      927,000
                                                                           -----------
             HOME FURNISHINGS -- 2.3%
   825,000   Shop Vac Corp., Sr. Secured Notes, 10.625%, 09/01/03........      910,594
                                                                           -----------
             METALS AND MINERALS -- 2.0%
   825,000   Oglebay Norton Co., 10.000%, 02/01/09.......................      796,125
                                                                           -----------
             COSMETICS/TOILETRIES -- 1.9%
   775,000   Chattem, Inc., Sr. Sub. Notes, 8.875%, 04/01/08.............      767,250
                                                                           -----------
             AIR TRANSPORTATION -- 1.3%
   600,000   Northwest Airlines, Inc., 7.875%, 03/15/08..................      537,750
                                                                           -----------
             SURFACE TRANSPORT -- 1.3%
   750,000   Ameritruck Distribution Corp., Sr. Sub. Notes, 12.250%,
               11/15/05..................................................       45,000
   500,000   Stena AB, Sr. Notes, 8.750%, 06/15/07.......................      463,125
                                                                           -----------
                                                                               508,125
                                                                           -----------
             FOOD DRUG RETAILER -- 0.6%
   250,000   Duane Reade, Inc., 9.250%, 02/15/08.........................      250,625
                                                                           -----------
             BEVERAGE AND TOBACCO -- 0.6%
   250,000   Eagle Family Foods, Sr. Sub. Notes, 8.750%, 01/15/08........      228,750
                                                                           -----------
             STEEL -- 0.2%
   700,000   Acme Metals, Inc., Sr. Notes, 10.875%, 12/15/07.............       79,625
                                                                           -----------
             TOTAL CORPORATE BONDS AND NOTES (Cost $51,605,756)..........   49,174,604
                                                                           -----------
UNITED STATES GOVERNMENT SECURITIES -- 4.1%
             UNITED STATES TREASURY BILL:
 1,639,000   3.29%++, 07/08/99...........................................    1,638,032
                                                                           -----------
             TOTAL UNITED STATES GOVERNMENT SECURITIES
             (Cost $1,638,032)...........................................    1,638,032
                                                                           -----------
  SHARES
  ------
COMMON STOCK -- 2.4%
    30,000   Dr. Pepper Bottling Holdings, Class A (11/01/1998, cost
               $27,000)**+...............................................      960,000
     1,601   Harvest Foods, Inc. (02/20/1992, cost $36)**+...............        1,601
                                                                           -----------
             TOTAL COMMON STOCK
               (Cost $27,036)............................................      961,601
                                                                           -----------

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)


  SHARES
  ------
WARRANTS -- 0.5%                                                             VALUE
                                                                            (NOTE 1)
                                                                           -----------

     1,000   Globalstar Telecom, Warrants, expire 02/15/04 (02/19/1997,
               cost $0)**+***............................................  $    55,000
       700   MGC Communications, Inc., Warrants, expire 10/01/04
               (09/24/1997, cost $0)**+***...............................       81,200
     1,000   Primus Telecom, Warrants, expire 08/01/04 (08/04/1997, cost
               $0)**+....................................................       20,000
    17,370   Star Choice Communications, Warrants, expire 12/15/05
               (12/18/1997, cost $0)**+..................................       41,862
                                                                           -----------
                                                                               198,062
                                                                           -----------
TOTAL INVESTMENTS (cost $53,270,824*)...........................  128.8%    51,972,298
OTHER ASSETS AND LIABILITIES (NET)..............................  (28.8)   (11,616,276)
                                                                  -----    -----------
NET ASSETS......................................................  100.0%   $40,356,022
                                                                  =====    ===========

---------------

   *  Aggregate cost for Federal income tax purposes.

  **  Non-income producing security.

 *** Security purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

   + Securities for which market quotations are not readily available are valued by or at the direction of the Board of Trustees. Parenthetical disclosure includes the acquisition date and cost of the security. The total fair value of such securities at June 30, 1999 is $2,116,163 which represents 5.244% of total net assets.

  ++  Rate represents annualized yield at date of purchase.


                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)


ASSETS:
     Investments, at value (Cost $53,270,824) (Note 1)
       See accompanying statement..........................................                   $51,972,298
     Cash..................................................................                         4,929
     Interest receivable...................................................                     1,089,725
     Prepaid expenses......................................................                           931
                                                                                              -----------
          Total Assets.....................................................                    53,067,883
LIABILITIES:
     Notes payable (including accrued interest of $140,946) (Note 5).......    $12,640,946
     Investment advisory fee payable (Note 2)..............................         16,356
     Shareholder servicing agent fees payable (Note 2).....................         16,327
     Administration fee payable (Note 2)...................................          3,192
     Custodian fees payable (Note 2).......................................            151
     Accrued expenses and other payables...................................         34,889
                                                                               -----------
          Total Liabilities................................................                    12,711,861
                                                                                              -----------
NET ASSETS.................................................................                   $40,356,022
                                                                                              ===========
NET ASSETS consist of:
     Accumulated undistributed net investment income.......................                   $   242,983
     Accumulated net realized loss on investments sold.....................                    (8,789,019)
     Unrealized depreciation of investments................................                    (1,298,526)
     Shares of beneficial interest, $0.01 per share par value, issued and
       outstanding 5,878,325...............................................                        58,783
     Paid-in capital in excess of par value................................                    50,141,801
                                                                                              -----------
          Total Net Assets.................................................                   $40,356,022
                                                                                              ===========
NET ASSET VALUE PER SHARE
  ($40,356,022 / 5,878,325 shares of beneficial interest outstanding)......                   $      6.87
                                                                                              ===========

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)


INVESTMENT INCOME:
     Interest...............................................              $2,744,648
                                                                          ----------
          Total Investment Income...........................               2,744,648
EXPENSES:
     Interest expense (Note 5)..............................  $392,458
     Investment advisory fee (Note 2).......................   101,008
     Legal and audit fees...................................    20,698
     Administration fee (Note 2)............................    19,859
     Trustees' fees and expenses (Note 2)...................    20,329
     Shareholder servicing agent fees (Note 2)..............    14,557
     Custodian fees (Note 2)................................     6,526
     Miscellaneous..........................................    24,300
                                                              --------
          Total Expenses....................................                 599,735
                                                                          ----------
NET INVESTMENT INCOME.......................................               2,144,913
                                                                          ----------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  (Notes 1 and 3):
     Net realized loss on investments sold during the
      period................................................                (757,531)
     Net unrealized appreciation of investments during the
      period................................................                 356,828
                                                                          ----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS.............                (400,703)
                                                                          ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........              $1,744,210
                                                                          ==========

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)


NET INCREASE IN CASH:
Cash flows from operating activities:
     Interest and dividends received........................    $  2,985,437
     Operating expenses paid................................        (206,114)
                                                                ------------
Net cash provided by operating activities...................                    $ 2,779,323
Cash flows from investing activities:
     Increase in short-term securities, net.................        (357,578)
     Purchases of long-term securities......................     (30,433,883)
     Proceeds from sales of long-term securities............      30,366,830
                                                                ------------
Net cash used in investing activities.......................                       (424,631)
                                                                                -----------
Net cash provided by operating and investing activities.....                      2,354,692
Cash flows from financing activities:
     Interest payments on notes payable.....................        (395,510)
     Cash dividends paid*...................................      (1,954,786)
                                                                ------------
Net cash used in financing activities.......................                     (2,350,296)
                                                                                -----------
Net increase in cash........................................                          4,396
Cash -- beginning of year...................................                            533
                                                                                -----------
Cash -- end of year.........................................                    $     4,929
                                                                                ===========
RECONCILIATION OF NET INCREASE IN NET ASSETS TO NET CASH
  PROVIDED BY OPERATING AND INVESTING ACTIVITIES:
Net increase in net assets resulting from operations........                    $ 1,744,210
     Interest expense.......................................         392,458
     Increase in investments................................         (23,927)
     Decrease in interest receivable........................         240,789
     Decrease in prepaid expenses...........................           9,107
     Decrease in investment advisory fee payable............            (929)
     Decrease in accrued Trustee's fees payable.............          (3,417)
     Increase in shareholder servicing agent fees payable...           6,577
     Decrease in administration fee payable.................            (141)
     Decrease in custodian fee payable......................            (854)
     Decrease in accrued expenses and other payables........          (9,181)
                                                                ------------
               Total adjustments............................                        610,482
                                                                                -----------
Net cash provided by operating and investing activities.....                    $ 2,354,692
                                                                                ===========

---------------

*Non cash financing activities include reinvestments of dividends of $72,647.

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                    ENDED
                                                                JUNE 30, 1999       YEAR ENDED
                                                                 (UNAUDITED)     DECEMBER 31, 1998
                                                                -------------    -----------------

Net investment income.......................................     $ 2,144,913        $ 4,148,881
Net realized loss on investments sold during the period.....        (757,531)        (2,248,607)
Net unrealized appreciation/(depreciation) of investments
  during the period.........................................         356,828         (3,990,241)
                                                                 -----------        -----------
Net increase/(decrease) in net assets resulting from
  operations................................................       1,744,210         (2,089,967)
Distributions to shareholders from net investment income....      (2,027,434)        (4,000,621)
Net increase in net assets from Fund share transactions
  (Note 4)..................................................          72,647            809,532
                                                                 -----------        -----------
Net decrease in net assets..................................        (210,577)        (5,281,056)
NET ASSETS:
Beginning of period.........................................      40,566,599         45,847,655
                                                                 -----------        -----------
End of period (including undistributed net investment income
  of $242,983 and $125,504, respectively)...................     $40,356,022        $40,566,599
                                                                 ===========        ===========

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                            SIX MONTHS
                               ENDED        YEAR        YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                              6/30/99       ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                            (UNAUDITED)   12/31/98*   12/31/97   12/31/96   12/31/95   12/31/94   12/31/93   12/31/92   12/31/91
                            -----------   ---------   --------   --------   --------   --------   --------   --------   --------

Operating performance:
Net asset value, beginning
 of period................    $ 6.91       $ 7.96      $ 7.69     $ 7.32     $ 7.11     $ 8.02     $ 7.58     $ 7.10     $ 5.65
                              ------       ------      ------     ------     ------     ------     ------     ------     ------
Net investment income.....      0.37         0.71        0.78       0.78       0.77       0.82       0.87       0.83       0.84
Net realized and
 unrealized gain/(loss) on
 investments..............     (0.06)       (1.07)       0.30       0.36       0.23      (0.89)      0.71       0.46       1.44
                              ------       ------      ------     ------     ------     ------     ------     ------     ------
Net increase/(decrease) in
 net assets resulting from
 investment operations....      0.31        (0.36)       1.08       1.14       1.00      (0.07)      1.58       1.29       2.28
Change in net asset value
 from Fund share
 transaction..............        --           --          --         --         --         --      (0.31)        --         --
Distributions:
Dividends from net
 investment income........     (0.35)       (0.69)      (0.78)     (0.77)     (0.79)     (0.84)     (0.83)     (0.81)     (0.83)
Dividends in excess of net
 investment income........        --           --       (0.03)        --         --         --         --         --         --
Distributions from net
 realized capital gains...        --           --          --         --         --         --         --         --         --
                              ------       ------      ------     ------     ------     ------     ------     ------     ------
Total from
 distributions............     (0.35)       (0.69)      (0.81)     (0.77)     (0.79)     (0.84)     (0.83)     (0.81)     (0.83)
                              ------       ------      ------     ------     ------     ------     ------     ------     ------
Net asset value, end of
 period...................    $ 6.87       $ 6.91      $ 7.96     $ 7.69     $ 7.32     $ 7.11     $ 8.02     $ 7.58     $ 7.10
                              ======       ======      ======     ======     ======     ======     ======     ======     ======
Market value, end of
 period...................    $6.500       $7.190      $8.313     $8.125     $7.875     $7.125     $7.875     $7.500     $6.625
                              ======       ======      ======     ======     ======     ======     ======     ======     ======
Total investment return...     (4.96)%      (5.45)%     13.31%     14.38%     22.72%      0.99%     16.55%(3)  25.70%     58.61%
                              ======       ======      ======     ======     ======     ======     ======     ======     ======
Ratios to average net
 assets/supplemental data:
Net assets, end of period
 (in 000's)...............   $40,356      $40,567     $45,848    $43,495    $40,636    $38,678    $42,901    $30,024    $28,015
Ratio of net investment
 income to average net
 assets...................     10.62%        9.37%      10.08%     10.46%     10.32%     10.82%     11.17%     11.00%     12.59%
Ratio of operating
 expenses to average net
 assets...................      1.03%        1.02%(2)    1.06%(2)   1.10%(2)   1.14%(2)   0.95%(2)   1.09%(2)   1.65%(2)    2.4%
Portfolio turnover
 rate(1)..................      61.7%        62.4%      154.5%     172.2%      79.9%      50.6%     114.3%      40.6%      51.2%


                              YEAR       YEAR
                             ENDED       ENDED
                            12/31/90   12/31/89
                            --------   --------
Operating performance:
Net asset value, beginning
 of period................   $ 7.38     $ 9.41
                             ------     ------
Net investment income.....     0.86       1.13
Net realized and
 unrealized gain/(loss) on
 investments..............    (1.72)     (1.96)
                             ------     ------
Net increase/(decrease) in
 net assets resulting from
 investment operations....    (0.86)     (0.83)
Change in net asset value
 from Fund share
 transaction..............       --         --
Distributions:
Dividends from net
 investment income........    (0.87)     (1.15)
Dividends in excess of net
 investment income........       --         --
Distributions from net
 realized capital gains...       --      (0.05)
                             ------     ------
Total from
 distributions............    (0.87)     (1.20)
                             ------     ------
Net asset value, end of
 period...................   $ 5.65     $ 7.38
                             ======     ======
Market value, end of
 period...................   $4.750     $7.000
                             ======     ======
Total investment return...   (20.89)%   (15.18)%
                             ======     ======
Ratios to average net
 assets/supplemental data:
Net assets, end of period
 (in 000's)...............  $22,283    $29,122
Ratio of net investment
 income to average net
 assets...................    13.00%     12.78%
Ratio of operating
 expenses to average net
 assets...................     2.35%      2.28%
Portfolio turnover
 rate(1)..................     34.9%      77.4%


---------------
 * On May 29, 1998 the Fund entered into a new investment advisory agreement with INVESCO (NY), Inc. due to the acquisition of Chancellor LGT Asset Management, Inc. by AMVESCAP PLC.

(1) This rate is, in general, the percentage computed by taking the lesser of the cost of purchases or proceeds from the sales portfolio securities for a period and dividing it by the monthly average value of such securities during the period, excluding short term securities.

(2) The annualized operating expense ratio excludes interest expense. The annualized ratios including interest expense were 2.97%, 2.98%, 3.06%, 3.19%, 3.52%, 2.80%, 2.63% and 2.06% for the years ended December 31, 1999,
    1998, 1997, 1996, 1995, 1994, 1993, and 1992, respectively.

(3) The total return for the year ended December 31, 1993, adjusted for the dilutive effect of the rights offering completed in August of 1993, is 21.07%.

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 1999

1.  SIGNIFICANT ACCOUNTING POLICIES

     CIM High Yield Securities (the "Fund") was organized under the laws of the Commonwealth of Massachusetts on September 11, 1987 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     Portfolio valuation: Fixed-income securities (other than short-term obligations, but including listed issues) are valued based on prices obtained by one or more independent pricing services approved by the Board of Trustees.

     Securities (other than fixed-income securities) for which the principal market is one or more securities exchanges are valued at the last reported sale price (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities are traded. If a securities exchange is not the principal market for a security, such security will, if market quotations are readily available, be valued at the closing bid price in the over-the-counter market (or the last sale price in the case of securities reported on the NASDAQ national market system for which any sales occurred during the day). Portfolio securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term obligations with maturities of less than 60 days are valued at amortized cost which approximates market value.

     Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including, where applicable, amortization of premium and accretion of discount on investments, is recorded on the accrual basis.

     Dividends and distributions to shareholders: The Fund distributes monthly to shareholders substantially all of its net investment income. Capital gains, if any, net of capital losses, are distributed annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

     Federal income taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Service applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax should be payable by the Fund.

     Cash flow information: Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund invests in securities and distributes dividends from net investment income and net realized gains (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion income recognized on investment securities.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     Use of estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

     The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with INVESCO (NY), Inc. (the "Adviser"). The Advisory Agreement provides that the Fund will pay the Adviser a fee, computed and payable monthly, at the annual rate of .50% of the Fund's average weekly net assets.

     The Fund has also entered into an Administration and Support Agreement with First Data Investor Services Group, Inc., a wholly-owned subsidiary of First Data Corporation, to provide all administrative services to the Fund other than those related to the investment decisions. First Data Investor Services Group, Inc. is paid a fee computed and payable monthly at an annual rate of .09% of the Fund's average weekly net assets, but no less than $40,000 per annum.

     The Fund pays each Trustee not affiliated with the Adviser $6,000 per year plus $1,000 per meeting and committee meeting attended, and reimburses each such Trustee for travel and out-of-pocket expenses relating to their attendance at such meetings. The Fund pays the actual out-of-pocket expenses of the Trustees affiliated with the Adviser relating to their attendance at such meetings.

     Boston Safe Deposit & Trust Company, an indirect wholly-owned subsidiary of Mellon Bank Corporation, serves as the Fund's custodian. First Data Investor Services Group, Inc. serves as the Fund's shareholder servicing agent (transfer agent).

3.   PURCHASE AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, during the six months ended June 30, 1999, amounted to $30,433,833 and $30,366,830, respectively.

     At June 30, 1999, aggregate gross unrealized appreciation for all securities (other than restricted securities), in which there is an excess of value over tax costs amounted to $1,781,252, and the aggregate gross unrealized depreciation for all securities (other than restricted securities) in which there is an excess of tax cost over value amounted to $3,225,611.

     At June 30, 1999, aggregate gross unrealized appreciation for restricted securities in which there is an excess of value over tax costs amounted to $251,645, and the aggregate gross unrealized depreciation for restricted securities in which there is an excess of tax cost over value amounted to $105,812.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

4.  FUND SHARES

     The Fund has one class of shares of beneficial interest, par value $0.01 per share, of which an unlimited number of shares are authorized. Transactions in shares of beneficial interest were as follows:

                                                      SIX MONTHS ENDED         YEAR ENDED
                                                        JUNE 30, 1999       DECEMBER 31, 1998
                                                      -----------------    -------------------
                                                      SHARES    AMOUNT     SHARES      AMOUNT
                                                      ------    ------     ------      ------

Issued as reinvestment of dividends.................  10,529    $72,647    105,562    $809,532
                                                      ------    -------    -------    --------
Net increase........................................  10,529    $72,647    105,562    $809,532
                                                      ======    =======    =======    ========

5.   NOTES PAYABLE

     The Fund currently has a $12.5 million ("commitment amount") line of credit provided by BankBoston, N.A. (the "Bank") under an Amended Credit Agreement (the "Agreement") dated September 18, 1992, primarily to leverage its investment portfolio. Under this Agreement the Fund may borrow up to the lesser of $12.5 million or 25% of its gross assets. Interest is payable at either the Bank's Base Rate or its applicable Money Market Rate, as selected by the Fund from time to time in its loan requests. The Fund is charged a commitment fee of one quarter of one percent per annum of the average daily unused commitment amount. The Agreement requires, among other provisions, that the percentage obtained by dividing total indebtedness for money borrowed by total assets of the Fund shall not exceed 30%. At June 30, 1999, the Fund had borrowings of $12,500,000 outstanding under this Agreement. During the six months ended June 30, 1999, the Fund had an average outstanding daily balance of $12,500,000 with interest rates ranging from 6.1875% to 6.4688% and average debt per share of $2.13. For the six months ended June 30, 1999, interest expense totaled $392,458 under this Agreement.

6.   CAPITAL LOSS CARRYFORWARD

     Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders.

     At December 31, 1998, the Fund had available for Federal tax purposes unused capital loss carryforwards of $2,716,656, $1,552,171, $330,065, $679,423 and $253,172, and $2,499,736 expiring in 1999, 2000, 2002, 2003, 2004, and 2006 respectively.

7.   CONCENTRATION OF RISK

     The Fund invests in securities offering high current income which generally will be in the lower rating categories of recognized ratings agencies (below investment-grade bonds). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund's use of leverage also increases exposure to capital risk.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

8.  QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

                                                                                 NET INCREASE/
                                                             NET REALIZED AND      (DECREASE)
                                                 NET            UNREALIZED       IN NET ASSETS
                             INVESTMENT       INVESTMENT       GAIN/(LOSS)       RESULTING FROM
                               INCOME           INCOME        ON INVESTMENTS       OPERATIONS
                           --------------   --------------   ----------------   ----------------
                           TOTAL     PER    TOTAL     PER     TOTAL     PER      TOTAL     PER
                           (000)    SHARE   (000)    SHARE    (000)    SHARE     (000)    SHARE
                           -----    -----   -----    -----    -----    -----     -----    -----

1999 -- QUARTER ENDED
March 31, 1999..........   $1,415   $0.24   $1,109   $0.19   $(1,307)  $(0.22)  $  (198)  $(0.03)
June 30, 1999...........    1,330    0.23    1,036    0.18       906     0.16     1,942     0.33

1998 -- QUARTER ENDED
March 31, 1998..........    1,580    0.27    1,235    0.21     1,062     0.18     2,297     0.39
June 30, 1998...........    1,293    0.22      951    0.16    (1,462)   (0.25)     (511)   (0.09)
September 30, 1998......    1,419    0.24    1,075    0.18    (3,239)   (0.56)   (2,164)   (0.37)
December 31, 1998.......    1,176    0.20      887    0.15    (2,600)   (0.44)   (1,713)   (0.29)

1997 -- QUARTER ENDED
March 31, 1997..........    1,389    0.24    1,059    0.19      (236)   (0.04)      822     0.14
June 30, 1997...........    1,465    0.26    1,122    0.20     1,145     0.20     2,267     0.40
September 30, 1997......    1,474    0.26    1,128    0.20     1,295     0.22     2,243     0.44
December 31, 1997.......    1,484    0.26    1,151    0.20      (497)   (0.09)      654     0.11

1996 -- QUARTER ENDED
March 31, 1996..........    1,419    0.25    1,100    0.20     1,406     0.25     2,506     0.45
June 30, 1996...........    1,368    0.24    1,035    0.18    (1,616)   (0.29)     (581)   (0.11)
September 30, 1996......    1,433    0.26    1,098    0.20     1,648     0.29     2,746     0.49
December 31, 1996.......    1,462    0.26    1,121    0.20       634     0.11     1,755     0.31
